EXHIBIT 5(L)

                             THE LAZARD FUNDS, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

     Agreement, made the 29th day of July, 1997, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the Lazard Mid Cap Portfolio (the "Portfolio"), and Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and

     WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to the Portfolio and the Investment Manager is willing to render such investment advisory services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Investment Manager to act as manager of the Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of the Portfolio and the assets of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:

                         (a) The Investment Manager shall provide supervision of
                   the Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

                         (b) The Investment Manager shall use its best judgment
                   in the performance of its duties under this Agreement.

                         (c) The Investment Manager, in the performance of its
                   duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

                         (d) The Investment Manager shall determine the
                   securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Lazard Freres & Co. LLC) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.

                         On occasions when the Investment Manager deems the
                   purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                         (e) The Investment Manager shall render to the Fund's
                   Board of Directors such periodic and special reports with respect to the Portfolio's securities transactions as the Board may reasonably request.

                         (f) The Investment Manager shall provide the Fund's
                   custodian on each business day with information relating to all transactions concerning the Portfolio's assets.

                         (g) The investment management services of the
                   Investment Manager to the Portfolio under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others, including other portfolios of the Fund.

     3. The Fund has delivered to the Investment Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                         (a) Articles of Incorporation of the Fund, filed with
                   the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

                         (b) By-Laws of the Fund (such By-Laws, as in effect on
                   the date hereof and as amended from time to time, are herein called the "By-Laws");

                         (c) Certified resolutions of the Board of Directors of
                   the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;

                         (d) Registration Statement under the 1940 Act and the
                   Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;

                         (e) Notification of Registration of the Fund under the
                   1940 Act on Form N-8A as filed with the Commission; and

                         (f) Prospectus of the Fund (such prospectus, as
                   currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.

     5. The Investment Manager shall keep the books and records of the Fund and the Portfolio required to be maintained by it pursuant to this Agreement and by the Fund pursuant to the rules under the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the Portfolio are the property of the Fund or the Portfolio and it will surrender promptly to the Fund or the Portfolio any of such records upon the request of the Fund or the Portfolio. The Investment Manager further agrees to preserve such records prescribed by Rule 31a-2 under the 1940 Act.

     6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolio under this Agreement, including, without limitation, the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager.

     The Fund or the Portfolio assumes and will pay all other expenses in connection with the Fund or the Portfolio not assumed by the Investment Manager, including but not limited to:

                         (a) the fees and expenses of Directors who are not
                   affiliated persons of the Investment Manager or any of its affiliates;

                         (b) the fees and expenses of the Fund's administrator;

                         (c) the fees and expenses of the custodian which relate
                   to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's securities;

                         (d) the fees and expenses of the Fund's transfer agent,
                   which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;

                         (e) the charges and expenses of legal counsel and
                   independent accountants for the Fund;

                         (f) brokers' commissions, any issue or transfer taxes
                   and any other charges in connection with portfolio transactions on behalf of the Portfolio;

                         (g) all taxes and corporate fees payable by the Fund or
                   the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;

                         (h) the allocable share of the fees of any trade
                   association of which the Fund may be a member;

                         (i) the cost of share certificates, if any,
                   representing shares of the Portfolio;

                         (j) the fees and expenses involved in registering and
                   maintaining registrations of the Fund and of its shares with the Commission, and, if required, qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

                         (k) all expenses of stockholders' and Directors'
                   meetings and of preparing, printing and mailing prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;

                         (l) the cost of obtaining fidelity insurance and any
                   liability insurance covering the Directors and officers of the Fund as such;

                         (m) litigation and indemnification expenses and other
                   extraordinary expenses not incurred in the ordinary course of the Fund's business;

                         (n) expenses of issue, repurchase or redemption of
                   shares of the Fund;

                         (o) fees payable to the Investment Manager hereunder;

                         (p) interest expenses of the Fund;

                         (q) fees of accounting and pricing services of the
                   Fund; and

                         (r) all other expenses properly payable by the Fund.

     7. For the services provided to the Portfolio and the expenses assumed pursuant to this Agreement, the Portfolio will pay monthly to the Investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.75% of the Portfolio's average daily net assets.

     8. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal securities laws may impose liabilities even, under certain circumstances, on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Portfolio may have under any federal securities law.

     9. This Agreement shall continue until December 31, 1998 and thereafter shall continue automatically for successive annual periods ending on December 31st, provided such continuance is specifically approved at least annually by
(i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by the Investment Manager. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act).

     10. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

     13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, New York 10020, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, New York 10020, Attention: President.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                           THE LAZARD FUNDS, INC.


                           By:_________________________________


                           LAZARD ASSET MANAGEMENT,
                           a division of Lazard Freres & Co. LLC


                           By:_________________________________

                                                 EXHIBIT 5(M)


                             THE LAZARD FUNDS, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

     Agreement, made the 29th day of July, 1997, between The Lazard Funds, Inc., a Maryland corporation (the "Fund"), on behalf of the Lazard High Yield Portfolio (the "Portfolio"), and Lazard Asset Management, a division of Lazard Freres & Co. LLC, a New York limited liability company (the "Investment Manager").

                              W I T N E S S E T H:

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), authorized to reclassify and issue any unissued shares to any number of additional classes or series each having its own investment objective, policies and restrictions; and

     WHEREAS, the Fund desires to retain the Investment Manager to render investment advisory services to the Portfolio and the Investment Manager is willing to render such investment advisory services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Fund hereby appoints the Investment Manager to act as manager of the Portfolio for the period and on the terms set forth in this Agreement. The Investment Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Directors of the Fund, the Investment Manager shall manage the investment operations of the Portfolio and the assets of the Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objective, policies and restrictions as stated in the Fund's Prospectus (hereinafter defined) and subject to the following understandings:

                         (a) The Investment Manager shall provide supervision of
                   the Portfolio's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

                         (b) The Investment Manager shall use its best judgment
                   in the performance of its duties under this Agreement.

                         (c) The Investment Manager, in the performance of its
                   duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation, By-Laws and Prospectus of the Fund and with the instructions and directions of the Board of Directors of the Fund and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

                         (d) The Investment Manager shall determine the
                   securities to be purchased or sold by the Portfolio and will place orders pursuant to its determinations with or through such persons, brokers or dealers (including Lazard Freres & Co. LLC) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Fund's Board of Directors may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Investment Manager will give primary consideration to securing the most favorable price and efficient execution.

                         On occasions when the Investment Manager deems the
                   purchase or sale of a security to be in the best interest of the Portfolio as well as other clients, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

                         (e) The Investment Manager shall render to the Fund's
                   Board of Directors such periodic and special reports with respect to the Portfolio's securities transactions as the Board may reasonably request.

                         (f) The Investment Manager shall provide the Fund's
                   custodian on each business day with information relating to all transactions concerning the Portfolio's assets.

                         (g) The investment management services of the
                   Investment Manager to the Portfolio under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others, including other portfolios of the Fund.

     3. The Fund has delivered to the Investment Manager copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

                         (a) Articles of Incorporation of the Fund, filed with
                   the State Department of Assessments and Taxation of Maryland (such Articles of Incorporation, as in effect on the date hereof and as amended from time to time, are herein called the "Articles of Incorporation");

                         (b) By-Laws of the Fund (such By-Laws, as in effect on
                   the date hereof and as amended from time to time, are herein called the "By-Laws");

                         (c) Certified resolutions of the Board of Directors of
                   the Fund authorizing the appointment of the Investment Manager and approving the form of this Agreement;

                         (d) Registration Statement under the 1940 Act and the
                   Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Fund and shares of the Fund's Common Stock;

                         (e) Notification of Registration of the Fund under the
                   1940 Act on Form N-8A as filed with the Commission; and

                         (f) Prospectus of the Fund (such prospectus, as
                   currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     4. The Investment Manager shall authorize and permit any of the general members, officers and employees of the Investment Manager, and any of the directors, officers and employees of any of its affiliates, who may be elected as Directors or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Investment Manager under this Agreement may be furnished through the medium of any such general members, directors, officers or employees of the Investment Manager or any of its affiliates.

     5. The Investment Manager shall keep the books and records of the Fund and the Portfolio required to be maintained by it pursuant to this Agreement and by the Fund pursuant to the rules under the 1940 Act. The Investment Manager agrees that all records which it maintains for the Fund or the Portfolio are the property of the Fund or the Portfolio and it will surrender promptly to the Fund or the Portfolio any of such records upon the request of the Fund or the Portfolio. The Investment Manager further agrees to preserve such records prescribed by Rule 31a-2 under the 1940 Act.

     6. The Investment Manager will bear all of its expenses incurred in connection with the services to be rendered by the Investment Manager to the Portfolio under this Agreement, including, without limitation, the compensation of all personnel of the Fund and the Investment Manager, except the fees of Directors of the Fund who are not affiliated persons of the Investment Manager.

     The Fund or the Portfolio assumes and will pay all other expenses in connection with the Fund or the Portfolio not assumed by the Investment Manager, including but not limited to:

                         (a) the fees and expenses of Directors who are not
                   affiliated persons of the Investment Manager or any of its affiliates;

                         (b) the fees and expenses of the Fund's administrator;

                         (c) the fees and expenses of the custodian which relate
                   to (i) the custodial function and the recordkeeping connected therewith, (ii) the maintenance of the required accounting records of the Fund, (iii) the pricing of the shares of the Portfolio, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Directors of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Portfolio's securities;

                         (d) the fees and expenses of the Fund's transfer agent,
                   which may be the custodian, which relate to the maintenance of, and communications with respect to, each stockholder account;

                         (e) the charges and expenses of legal counsel and
                   independent accountants for the Fund;

                         (f) brokers' commissions, any issue or transfer taxes
                   and any other charges in connection with portfolio transactions on behalf of the Portfolio;

                         (g) all taxes and corporate fees payable by the Fund or
                   the Portfolio to federal, state or other governmental agencies, and all costs of maintaining corporate existence;

                         (h) the allocable share of the fees of any trade
                   association of which the Fund may be a member;

                         (i) the cost of share certificates, if any,
                   representing shares of the Portfolio;

                         (j) the fees and expenses involved in registering and
                   maintaining registrations of the Fund and of its shares with the Commission, and, if required, qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for filing under federal and state securities laws for such purposes;

                         (k) all expenses of stockholders' and Directors'
                   meetings and of preparing, printing and mailing prospectuses and reports to stockholders in quantities required for distribution to the stockholders, and communications expenses with respect to individual stockholder accounts;

                         (l) the cost of obtaining fidelity insurance and any
                   liability insurance covering the Directors and officers of the Fund as such;

                         (m) litigation and indemnification expenses and other
                   extraordinary expenses not incurred in the ordinary course of the Fund's business;

                         (n) expenses of issue, repurchase or redemption of
                   shares of the Fund;

                         (o) fees payable to the Investment Manager hereunder;

                         (p) interest expenses of the Fund;

                         (q) fees of accounting and pricing services of the
                   Fund; and

                         (r) all other expenses properly payable by the Fund.

     7. For the services provided to the Portfolio and the expenses assumed pursuant to this Agreement, the Portfolio will pay monthly to the Investment Manager as full compensation therefor a management fee, accrued daily, at the annual rate of 0.75% of the Portfolio's average daily net assets.

     8. The Investment Manager shall not be liable for any error of judgment or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. The federal securities laws may impose liabilities even, under certain circumstances, on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Portfolio may have under any federal securities law.

     9. This Agreement shall continue until December 31, 1998 and thereafter shall continue automatically for successive annual periods ending on December 31st, provided such continuance is specifically approved at least annually by
(i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of holders of a majority of the Portfolio's shares or, upon not less than 90 days' notice, by the Investment Manager. This Agreement shall automatically terminate in the event of its assignment (as defined by the 1940 Act).

     10. Nothing in this Agreement shall limit or restrict the right of any general member, officer or employee of the Investment Manager or any director, officer or employee of any of its affiliates who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Investment Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. During the term of this Agreement, the Fund agrees to furnish to the Investment Manager at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer in any way to the Investment Manager, prior to use thereof and not to use such material if the Investment Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Manager copies of any of the above-mentioned materials which refer in any way to the Investment Manager. The Fund shall furnish or otherwise make available to the Investment Manager such other information relating to the business affairs of the Fund as the Investment Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     12. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act.

     13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Manager at 30 Rockefeller Plaza, New York, New York 10020, Attention: Secretary, or (2) to the Fund at 30 Rockefeller Plaza, New York, New York 10020, Attention: President.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                             THE LAZARD FUNDS, INC.


                             By:_________________________________


                            LAZARD ASSET MANAGEMENT,
                            a division of Lazard Freres & Co. LLC


                            By:_________________________________